Exhibit 21.1

List of Subsidiaries of CB Richard Ellis Realty Trust

Name of Entity	Jurisdiction of Incorporation/Formation	State of Qualification
CBRERT Carolina TRS, Inc.	DE	—

RT Fairforest Building 1, LLC	DE	SC

RT Fairforest Building 2, LLC	DE	SC

RT Fairforest Building 3, LLC	DE	SC

RT Fairforest Building 4, LLC	DE	SC

RT Fairforest Building 5, LLC	DE	SC

RT Fairforest Building 6, LLC	DE	SC

RT Fairforest Building 7, LLC	DE	SC

RT Highway 290 Building 1, LLC	DE	SC

RT Highway 290 Building 2, LLC	DE	SC

RT Highway 290 Building 5, LLC	DE	SC

RT Highway 290 Building 6, LLC	DE	SC

RT Highway 290 Building 7, LLC	DE	SC

RT Orchard Business Park 1, LLC	DE	SC

RT Orchard Business Park 2, LLC	DE	SC

RT Greenville/Spartanburg Park Building, LLC	DE	SC

RT Blackstock Complex, LLC	DE	SC

RT Blackstock Annex, LLC	DE	SC

RT Cherokee Park Building, LLC	DE	SC

RT HJ Park Building, LLC	DE	SC

RT North Rhett I, LLC	DE	SC

RT North Rhett II, LLC	DE	SC

RT North Rhett III, LLC	DE	SC

RT North Rhett IV, LLC	DE	SC

RT Mount Holly Building, LLC	DE	SC

RT Orangeburg Park Building, LLC	DE	SC

RT Jedburg Commerce Park, LLC	DE	SC

RT Kings Mountain I, LLC	DE	NC

RT Kings Mountain II, LLC	DE	NC

RT Kings Mountain III, LLC	DE	NC

Name of Entity	Jurisdiction of Incorporation/Formation	State of Qualification
RT Union Cross I, LLC	DE	NC

RT Union Cross II, LLC	DE	NC

RT Fairforest Land, LLC	DE	SC

RT North Rhett Land, LLC	DE	SC

RT Kings Mountain Land, LLC	DE	NC

RT Bolingbrook, LLC	DE	IL

CBRE Operating Partnership, LP	DE	CA

RT Taunton LLC	DE	MA

RT Deerfield I LLC	DE	GA

RT Deerfield II LLC	DE	GA

RT Texas Industrial, L.P.	DE	TX

RT Texas Industrial, LLC	DE	TX

CBRERT Coventry, Ltd.	Jersey	—

CBRERT UK Holdings, LLC	DE	—

CBRERT UK, LLC	DE	—

CBRERT UK TRS, LLC	DE	—

Hulfish Jersey Holdings, Ltd.	Jersey	—

RT Lakeside, LLC	DE	TX

CBRERT Thames Valley Ltd.	Jersey	—

RT Enclave, LLC	DE	TX

RT Avion, LLC	DE	VA

CBRERT Albion Mills, Ltd.	Jersey	—

Duke/Hulfish, LLC	DE	DE

Afton Ridge Joint Venture, LLC	DE	NC

CBRERT Peterborough, Limited	Jersey	—